Supplement dated February 2, 2024, to the Initial Summary Prospectus, Updating Summary Prospectus, and

Prospectus dated May 1, 2023, for Protective Aspirations Variable Annuity, Protective Dimensions V

Variable Annuity, and Protective® Investors Benefit Advisory Variable Annuity contracts issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

Supplement dated February 2, 2024, to the Initial Summary Prospectus, Updating Summary Prospectus, and

Prospectus dated May 1, 2023, for Protective Investors Benefit Advisory Variable Annuity NY contracts issued by Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

Supplement dated February 2, 2024, to the Initial Summary Prospectus, Updating Summary Prospectus, and

Prospectus dated April 27, 2023, for Schwab Genesis Variable Annuity™ and Schwab Genesis Advisory

Variable Annuity™ contracts issued by Protective Life Insurance Company

PLICO Variable Annuity Account S

Supplement dated February 2, 2024, to the Initial Summary Prospectus, Updating Summary Prospectus, and

Prospectus dated April 27, 2023, for Schwab Genesis NY Variable Annuity™ and Schwab Genesis Advisory

NY Variable Annuity™ contracts issued by Protective Life and Annuity Insurance Company

PLAIC Variable Annuity Account S

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of Several American Century Variable Portfolios, Inc.

The Board of Directors of the American Century Variable Portfolios, Inc. (“ACVP”) approved a proposal to reorganize certain ACVP portfolios (the “Acquired Funds”) into a newly organized series (the “Acquiring Funds”) of Lincoln Variable Insurance Portfolios (“LVIP”) that are substantially similar to the Acquired Funds (the “Reorganizations”). The Reorganizations are subject to approval and will be submitted to Acquired Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 4, 2024. If approved, the Reorganizations are expected to take place on or about the close of business on April 26, 2024 (the “Closing Date”). The list of Acquired Funds and corresponding Acquiring Funds is shown in the table below:

ACVP – Acquired Funds	LVIP - Acquiring Funds
American Century Investments® VP Balanced Fund	LVIP American Century Balanced Fund*
American Century Investments® VP Disciplined Core Value Fund	LVIP American Century Disciplined Core Value Fund*
American Century Investments® VP International Fund	LVIP American Century International Fund*
American Century Investments® VP Ultra® Fund	LVIP American Century Ultra Fund*

*After Reorganization into the Acquiring Funds on April 26, 2024, the LVIP American Century funds will be closed to new investors.

Shareholders of each Acquired Fund will vote separately on each Reorganization, and a Reorganization will only occur if approved. On the Closing Date, after the close of business, your Contract Value in the Sub-Account invested in each Acquired Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of an Acquiring Fund, and the Acquired Funds will liquidate, cease operations, and will no longer be available for investment.

A combined Proxy Statement/Prospectus will be sent to Contract Owners invested in the Acquired Funds requesting their vote on the proposal, which will include a full discussion of the Reorganizations and the factors the Board of Directors considered in approving the proposal.

Your rights and obligations under the Contract and your Contract Value will not change as a result of the Reorganizations. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

*          *          *

As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Acquired Funds as Investment Options under the Contract. As of the Closing Date, the Acquiring Funds will be added as Investment Options under your Contract.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquired Funds, or other Funds available under your Contract, contact us by writing or calling Protective Life at P.O. Box 10648, Birmingham, AL 35202-0648 or toll free at 1-800-456-6330. You may also obtain Acquired Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.